                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated August 7, 1997 included in Computer Motion, Inc.'s Form S-1 for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.


                                                   /s/ ARTHUR ANDERSEN LLP
                                                   ------------------------
                                                       Arthur Andersen LLP

Los Angeles, California
September 16, 1997